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                                                                    EXHIBIT 99.2

                          DEBT RESTRUCTURING AGREEMENT

         This Debt Restructuring Agreement is entered into this 25th day of July, 2002 between I-Link Incorporated, a Florida corporation ("I-Link"), Counsel Corporation (US), a Delaware corporation ("Counsel"), and Counsel Springwell Communications LLC, a Delaware limited liability company formerly known as Counsel Communications LLC ("Counsel Springwell").

                                    RECITALS:

         A. Counsel Springwell and I-Link entered into a Senior Convertible Loan and Security Agreement dated as of March 1, 2001 as amended (the "March 1st Loan Agreement"), pursuant to which Counsel Springwell has advanced to I-Link the aggregate principal amount of $12,000,000.

         B. Counsel, an affiliate of Counsel Springwell, and I-Link entered into a Loan and Security Agreement dated as of June 6, 2001 (the "June 6th Loan Agreement"). The June 6th Loan Agreement was amended on June 27, 2002 to increase the total borrowing to $24,306,865.91.

         C. I-Link is not currently paying interest on amounts advanced under the June 6th Loan Agreement, as amended, and as of July 12 , 2002 the aggregate amount of accrued and unpaid interest under the June 6th Loan Agreement, as amended, is $1,606,669.79.

         D. Pursuant to a Loan and Security Agreement dated as of June 4, 2001 (the "June 4th Loan Agreement"), Counsel advanced the principal amount of $14,850,000 to WorldxChange Corp., a Delaware corporation and wholly-owned subsidiary of I-Link ("WxC"), of which amount $12,350,000 remains outstanding.

         E. In connection with the June 4th Loan Agreement, I-Link guaranteed the repayment by WxC of all amounts due and owing under the June 4th Loan Agreement (the "Guaranty") and issued Counsel warrants to purchase up to 15,000,000 shares of common stock, par value $.0007 per share, of I-Link (the "Common Stock") for an exercise price of $0.60 per share (the "Warrants") pursuant to the terms and conditions of a Warrant Agreement dated June 4, 2001 (the "Warrant Agreement").

         F. As a further inducement for I-Link to engage in this transaction, Counsel Springwell has agreed to guarantee WxC's obligations under the Reciprocal Service Agreement dated July 12, 2001 between I-Link and WxC, as amended by the First Amendment to Reciprocal Service Agreement dated June 4, 2002 (the "WxC Agreement").

         G. As of July 12, 2002, I-Link has paid $181,323.39 in costs and fees in connection with the transaction contemplated by this Agreement (the "Current Transaction Costs").





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         H. Pursuant to an Assignment dated October 31, 2001, Counsel assigned to Counsel Springwell all of its rights, title and interest in and to the Warrants and the Warrant Agreement.

         I. Counsel Springwell and Counsel Corporation have committed to fund, through long-term intercompany advances or equity contributions, all capital investment, working capital or other operational cash requirements of I-Link through April 15, 2003 as set forth in that certain letter to I-Link, dated April 3, 2002 (the "Commitment Letter"); and Counsel Springwell and Counsel Corporation propose to amend the Commitment Letter to extend its effective period through December 2003.

         J. The parties wish to recapitalize the indebtedness of I-Link and WxC on the terms and conditions set forth below.

         Accordingly, the parties hereby agree as follows:

         1. CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of I-Link, or such other place as the parties may mutually agree, on or before the third business day (the "Closing Date") following the day on which this Agreement is approved by the stockholders of I-Link in accordance with the Amended and Restated Articles of Incorporation of I-Link, as amended through the date of the Shareholders Meeting (as defined below).

         2. ACTIONS TO BE TAKEN UPON THE SIGNING OF THIS AGREEMENT. Upon the signing of this Agreement the parties agree to take the following actions:

                  (a) Counsel Springwell shall pay or cause to be paid to I-Link the Current Transaction Costs.

                  (b) The parties acknowledge that I-Link has received invoices and will receive invoices for costs and fees incurred but not yet invoiced relating to the work of the current special committee of I-Link's board of directors ("Special Committee") and its legal, accounting and financial advisors in connection with the transaction contemplated by this Agreement. The parties agree that all such invoices shall be forwarded to Counsel Springwell, and that Counsel Springwell will reimburse I-Link, or cause I-Link to be reimbursed, promptly upon receipt. Counsel Springwell further agrees to promptly reimburse, or cause I-Link to be reimbursed, all future Special Committee fees and costs, accounting, legal and regulatory costs, investment banking fees and expenses, all costs incident to I-Link's annual shareholder meeting and any special shareholder meetings for soliciting and obtaining shareholder approval of the transactions contemplated hereby, and all other direct costs incurred by I-Link in connection with consummating the transaction contemplated this Agreement.

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                  (c) Counsel Springwell shall, at its expense, promptly apply for all regulatory approvals required in connection with the consummation of the transactions contemplated by this Agreement.

                  (d) From and after the execution of this Agreement and unless and until the WxC Agreement is terminated, Counsel and Counsel Springwell jointly and severally guarantee the full and prompt performance and payment of WxC's obligations under the WxC Agreement.

                  (e) The parties acknowledge and agree that Counsel Springwell's payment of the amounts specified in this Section 2 shall not be treated as advancements, loans, or stock purchases, nor shall such amounts be subject to conversion into Common Stock.

         3. ACTIONS TO BE TAKEN AT THE CLOSING. The parties hereby agree to take the following actions at the Closing:

                  (a) In exchange for and in satisfaction of the aggregate principal amount outstanding as of the Closing Date under the June 6th Loan Agreement, and all accrued and unpaid interest thereon through July 12, 2002 (it being agreed and understood that, subject to the terms and conditions of this Agreement, interest under the June 6th Loan Agreement shall cease to accrue as of July 12, 2002) the Closing Date, I-Link shall issue to Counsel Springwell the number of shares of Common Stock equal to the quotient of (i) the aggregate principal amount outstanding as of the Closing Date under the June 6th Loan Agreement, and all accrued and unpaid interest thereon, through July 12, 2002, divided by (ii) $0.18864, the average closing transaction price for the month of May 2002 (the "Effective Price"). Counsel represents and warrants to I-Link that it has not assigned, pledged or otherwise transferred or encumbered its rights under the June 6th Loan Agreement.

                  (b) Counsel shall release and discharge I-Link from its obligations under the Guaranty, the June 4th Loan Agreement and the June 6th Loan Agreement and agrees that, from and after the Closing Date, I-Link shall have no further obligations or liabilities thereunder, without any further action by the parties hereto. Counsel represents and warrants to I-Link that it has not assigned, pledged or otherwise transferred or encumbered its rights under the June 4th Loan Agreement or the Guaranty.

                  (c) Counsel Springwell shall surrender the Warrants to I-Link for cancellation and agrees that, from and after the Closing Date, it shall have no further rights under the Warrant Agreement. Counsel Springwell represents and warrants to I-Link that it is the sole owner of the Warrants and it has not assigned, pledged or otherwise transferred or encumbered the Warrants or its rights under the Warrant Agreement.

                  (d) I-Link shall convey, transfer and assign to Counsel Springwell all of the issued and outstanding shares of capital stock of CPT-1 Holdings, Inc. (a wholly-owned subsidiary of I-link and the sole shareholder of WxC).

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                  (e) On the Closing Date, Counsel Springwell shall pay or cause to be paid to I-Link for the following: (i) $505,000 incurred for the Mercer and Monitor studies purchased by I-Link with respect to the "dial-around" business, which studies shall be assigned to Counsel Springwell at the time of such payment; (ii) $245,000 relating to licensing fees and regulatory fees incurred by I-Link with respect to WxC; and (iii) $250,000 relating to FCC and SEC costs incurred in connection with the acquisition by WxC of certain assets from World Access, Inc.

                  The parties acknowledge and agree that Counsel Springwell's payment of the amounts specified in this Section 3 shall not be treated as advancements, loans or stock purchases, nor shall such amounts be subject to conversion into Common Stock. Such amounts, together with the reimbursement of the Current Transaction Costs, shall be utilized by I-Link as a reserve (as increased or decreased in accordance with the terms of this Agreement, the "Reserve") and shall not reduce Counsel Springwell's Operating Commitment (as defined below) or its funding obligations under Section 4 of this Agreement.

                  (f) Counsel Springwell and Counsel Corporation shall amend, re-execute and deliver the Commitment Letter, in substantially its current form except that the term of the Commitment Letter shall be extended to December 31, 2003 (the "Commitment Letter Amendment"). The Commitment Letter, as amended by the Commitment Letter Amendment, shall survive the execution of this Agreement.

         4. COMMITMENT TO PROVIDE ADDITIONAL FUNDING.

                  (a) Counsel Springwell hereby agrees to fund the Operating Plan as approved by Counsel Springwell on June 10, 2002 (the "Operating Plan"). Counsel Springwell shall provide I-Link with the following amounts (the "Operating Commitment") to fund the cash requirements of the Operating Plan during the balance of the 2002 calendar year:

                           August                      $480,552
                           September                    322,293
                           October                      976,187
                           November                     550,459
                           December                        0.00

         In the event the cash requirements of I-Link in any of the remaining months of the 2002 calendar year are greater than the amounts set forth above, I-Link shall apply amounts in the Reserve to fund such additional cash requirement and, in the event the Reserve is not sufficient to fund the aggregate amount of such additional cash requirements, Counsel Springwell shall provide such additional cash as provided in the Commitment Letter. Except as provided in this Section 4(a), the Reserve shall be disbursed at the discretion of the Board of Directors of I-Link.

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                  (b) In addition to the Operating Commitment, Counsel
         Springwell shall advance to I-Link (i) any and all amounts paid or payable by I-Link to shareholders of I-Link that exercise their dissenters' rights in connection with the transactions subject to this Agreement; (ii) the amount, if any, in excess of the amount budgeted in the Operating Plan for the annual premium to renew the existing Directors and Officers insurance coverage (which is and shall be separate and distinct from insurance policies maintained by Counsel or their affiliated entities) for an additional two years from the current date of its expiration in November 2002, and Counsel and Counsel Springwell represent and covenant that they will do any and all things reasonably necessary to cause such insurance to be continued in effect until at least November 2004 in types and amounts that are, at a minimum, currently in force, so long as such insurance is available on commercially reasonable terms; (iii) such amounts as may be required to be paid by I-Link to third parties in respect of costs, fees and contingencies that are not contemplated by the Operating Plan, including but not limited to litigation and settlement costs, carrier disputes and payables, and other potential liabilities; and (iv) any amounts which I-Link is billed by WxC in excess of WxC's per minute billing to I-Link based upon WXC's true NPA/NXX cost per minute to outside carrier's under the WXC Agreement. Such funding shall be provided from time to time, when, as and if requested in writing by I-Link. Any such funding provided by Counsel Springwell pursuant to
         Section 4(a) and this Section 4(b) prior to December 31, 2002 shall constitute a purchase of additional shares of Common Stock for a purchase price per share equal to the Effective Price. Counsel Springwell shall cause each disbursement to be made within ten (10) calendar days of the receipt by Counsel Springwell of a written request to fund. I-Link shall issue certificates representing the purchased shares concurrently with or subsequent to such fundings. The Operating Commitment shall not be reduced or offset by the funds received in respect of the reimbursements addressed in this Section 4 or funds received under Section 2.

                  (c) In addition to the funding to be provided in the 2002 calendar year pursuant to Sections 4(a) and (b), Counsel Springwell shall fund all capital investment, working capital or other operational cash requirements of I-Link through December 31, 2003 pursuant to the Commitment Letter Amendment.. Any such additional funding provided by Counsel Springwell in each month during the 2003 calendar year shall constitute a purchase of additional shares of Common Stock for a purchase price per shares equal to average closing transaction price for a share of Common Stock for the immediately preceding month.

         5. I-LINK FINANCIAL OBLIGATIONS SURVIVING THIS AGREEMENT. Counsel and Counsel Springwell, jointly and severally, represent, warrant and agree that from and after the Closing Date I-Link shall owe no amounts to Counsel, Counsel Springwell or WxC except (i) those amounts that will become due and owing to Counsel under the March 1st Loan Agreement and (ii) such amounts as may be payable from time to time under the WxC Agreement; and that there is no default under the March 1st Loan Agreement as of the date hereof.

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         6. AMENDMENTS TO THE MARCH 1ST LOAN AGREEMENT. The parties represent, warrant and agree that the issuance of Common Stock by I-Link pursuant to this Agreement results in weighted-average conversion price adjustment pursuant to the provisions of the March 1st Loan Agreement and that the new conversion price is $0.39221.

         7. SECURITIES LAW REPRESENTATIONS. Counsel Springwell acknowledges that the issuance of shares of Common Stock pursuant to the terms of this Agreement (the "Shares") has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the certificates representing the Shares shall bear customary securities registration legends. Counsel Springwell hereby represents and warrants to I-Link that:

                  (a) The Shares will be acquired for Counsel Springwell's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

                  (b) Counsel Springwell is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares.

                  (c) Counsel Springwell is able to bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

         8. PROXY STATEMENT.

                  (a) Subject to Section 8(b) hereof, I-Link, acting through its Board of Directors, shall:

                           (i) duly call, give notice of, convene and hold an
                  annual or special meeting of its shareholders (the "SHAREHOLDERS MEETING") as soon as practicable following the date hereof for the purpose of considering and taking action upon this Agreement;

                           (ii) prepare and file with the SEC a preliminary
                  proxy relating to this Agreement as soon as reasonably practicable and obtain and furnish the information required to be included by the SEC in the Proxy Statement and, after consultation with Counsel Springwell, use its best efforts to respond promptly to any comments made by the SEC with respect to the preliminary proxy and cause a definitive proxy (as amended or supplemented, the "PROXY STATEMENT") to be mailed to its shareholders;

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                           (iii) include in the definitive Proxy Statement the
                  written opinion of the financial advisor to the Special Committee of the Board of Directors of I-Link that the transactions contemplated by this Agreement are fair to the shareholders of I-Link from a financial point of view;

                           (iv) afford to all of the shareholders of I-Link
                  dissenters' rights under Florida law relating to the matters to be presented to them for consideration at the Shareholder Meeting and relating to the subject matter of this Agreement; and

                           (v) use its reasonable best efforts to obtain the
                  approval of this Agreement and the transactions contemplated hereby by the holders of the requisite number of issued and outstanding shares of capital stock of I-Link.

                  (b) The Board of Directors of I-Link shall recommend approval and adoption of this Agreement and the transactions contemplated hereby by I-Link's shareholders. The Board of Directors of I-Link shall not be permitted to withdraw, amend or modify in a manner adverse to Counsel and Counsel Springwell such recommendation (or announce publicly its intention to do so), except that prior to the Shareholder Meeting, the Board of Directors of I-Link shall be permitted to withdraw, amend or modify its recommendation (or announce publicly its intention to do so) but only if the Board of Directors of I-Link shall have determined in its good faith judgment, based upon the advice of outside counsel, that it is obligated by its fiduciary obligations under applicable law to withdraw, amend or modify such recommendation. If the Shareholder Meeting is being held, the recommendation of the Board of Directors of I-Link shall be included in the Proxy Statement.

                  (c) Each of Counsel and Counsel Springwell agrees that it will provide I-Link with the information concerning it required to be included in the Proxy Statement and will vote, or cause to be voted, all of the shares of the Common Stock then owned by it, directly or indirectly, or over which it has the power to vote, in favor of approval of this Agreement and the transactions contemplated hereby. Counsel and Counsel Springwell shall have the right to review in advance all characterizations and information related to them, this Agreement and the transactions contemplated hereby which appear in the Proxy Statement.

                  (d) Each of Counsel, Counsel Springwell and I-Link agrees promptly to correct any information provided by it for use in the Proxy Statement as and to the extent it shall have become false or misleading in any material respect and to supplement the information provided by it specifically for use in the Proxy Statement to include any information that shall have become necessary, in order to make statements contained therein, in light of the circumstances in which they were made, not misleading, and each of Counsel, Counsel Springwell and I-Link further agrees to take all steps necessary to cause the Proxy Statement, as so corrected or supplemented, to be filed with the SEC and to be disseminated to its shareholders in each case as and to the extent required by applicable federal securities laws.

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         9. EXPENSES. Counsel Springwell shall bear all costs, fees and expenses in connection with this Agreement and the transactions contemplated hereby.

         10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or when received if sent by registered or certified mail, return receipt requested, by facsimile (with confirmation of receipt) or by reputable overnight delivery service, to the parties at the following addresses (or at such other address as a party may specify by like notice):

                           (a)      If to I-Link:

                                    13751 S. Wadsworth Park Dr.
                                    Draper, UT 84020
                                    Attention:     Chief Executive Officer
                                    Facsimile:     (801) 576-4295

                                    with copy to:

                                    13751 S. Wadsworth Park Dr.
                                    Draper, UT 84020
                                    Attention:     Legal Department
                                    Facsimile:     (801) 553-6890

                           (b)      If to Counsel or Counsel Springwell:

                                    280 Park Avenue - 28 West
                                    New York, NY 10028
                                    Attention:     Chief Executive Officer
                                    Facsimile:     (212) 286-5000

                                    with a copy to:

                                    Counsel Springwell Communications LLC
                                    One Landmark Square
                                    Suite 320
                                    Stamford, CT 06901
                                    Attention:     Managing Director
                                    Facsimile:     (203) 961-9001

         11. NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its rights to exercise any such or other right, power or remedy or to demand such compliance.

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         12. AMENDMENT. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the parties.

         13. ENTIRE AGREEMENT. Except as specifically provided elsewhere in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements, representations and understandings among the parties with respect to the subject matter hereof

         14. FURTHER ASSURANCES. I-Link, Counsel Springwell and Counsel agree to deliver or cause to be delivered to each other any such additional instrument or take any action as any of them may reasonably request for the purpose of carrying out transactions contemplated by this Agreement.

         15. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and assigns. This Agreement may not be assigned by a party without the prior written consent of the other party.

         16. GOVERNING LAW. This Agreement the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Florida Corporations Law is applicable.

         17. HEADINGS. The headings and captions in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [Signature Page Follows.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                    I-LINK INCORPORATED

                                    By      /S/ Henry Y. L. Toh
                                            ------------------------------------
                                    Name:   Henry Y. L. Toh
                                    Title:  Director

                                    COUNSEL CORPORATION (US)

                                    By      /S/ Allan Silber
                                            ------------------------------------
                                    Name:   Allan Silber
                                    Title:  President

                                    COUNSEL SPRINGWELL COMMUNICATIONS LLC

                                    By      /S/  Mufit Cinali
                                            ------------------------------------
                                    Name:   Mufit Cinali
                                    Title:  Managing Director

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